UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 29, 2012

INTEGRATED MANAGEMENT INFORMATION, INC.
(Exact Name of Registrant as Specified in its Charter)

Colorado (State or Other Jurisdiction of Incorporation)	333-133634 (Commission File Number)	43-1802805 (I.R.S. Employer Identification No.)

221 Wilcox, Suite A
Castle Rock, Colorado	80104
(Address of Principal Executive Offices)	(Zip Code)

(303) 895-3002
(Registrant’s Telephone Number, Including Area Code)

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition

On March 2, 2012, Integrated Management Information, Inc. (“IMI” or the “Company”) filed with the Securities and Exchange Commission (the “SEC”) a Current Report on Form 8-K (the “Initial 8-K”) to report, among other things, the signing of the Purchase and Exchange Agreement (the “Purchase Agreement”), dated February 29, 2012 but effective as of the close of business on December 31, 2011 by and among IMI and International Certification Services, Inc. (ICS), and the shareholders as individually named in the Agreement (collectively the “Sellers”). This Form 8-K/A amends and supplements the Initial 8-K and is being filed to provide the audited financial statements of ICS for the year ended December 31, 2011 and the unaudited pro forma condensed consolidated financial information of the Company described in Item 9.01 below which were not previously filed with the Initial 8-K, and are permitted to be filed by amendment no later than 71 calendar days after the Initial 8-K was required to be filed with the SEC.

Item 9.01	Exhibits

(a)           Financial Statements of Business Acquired.

The following audited financial statements of ICS are filed as Exhibit 99.1 to this Form 8-K/A and are incorporated herein by reference:

•	Report of Independent Registered Public Accounting Firm,
•	Balance Sheet as of December 31, 2011,
•	Statement of Operations for the year ended December 31, 2011,
•	Statement of Cash Flows for the year ended December 31, 2011,
•	Statement of Shareholders’ Equity for the year ended December 31, 2011, and
•	Notes to Financial Statements.

(b)           Pro Forma Financial Information.

The following unaudited pro forma condensed consolidated financial information of IMI is filed as Exhibit 99.2 to this Form 8-K/A and is incorporated herein by reference:

•	Unaudited pro forma condensed consolidated balance sheet as of December 31, 2011,
•	Unaudited pro forma condensed consolidated statement of operations as of December 31, 2011, and
•	Notes to unaudited pro forma condensed consolidated financial statements.

(d) Exhibits

Exhibit	Description

99.1	Audited financial statements of International Certification Services, Inc. as of and for the year ended December 31, 2011 and Report of Independent Registered Public Accounting Firm.
99.2	Unaudited pro forma condensed consolidated financial information of Integrated Management Information, Inc.

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEGRATED MANAGEMENT INFORMATION, INC. (Registrant)

	By:	/s/ Dannette Henning
Date: May 14, 2012		Dannette Henning
Chief Financial Officer

3

International Certification Services, Inc.

Financial Statements
As of and for the Year ended December 31, 2011

International Certification Services, Inc.
Table of Contents
December 31, 2011

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders of International Certification Services, Inc.:

We have audited the accompanying balance sheet of International Certifications Services, Inc. as of December 31, 2011, and the related statements of operations, cash flows, and stockholders’ equity for the year then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of International Certification Services, Inc. as of December 31, 2011, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 9 to the financial statements, in February 2012, 60% of the Company’s issued and outstanding common stock was acquired by Integrated Management Information, Inc.

/s/ GHP Horwath, P.C.
Denver, Colorado
May 14, 2012

International Certification Services, Inc.
Balance Sheet
As of December 31, 2011

Assets
Current assets:
Cash	$13,506
Accounts receivable, net	33,192
Prepaid expenses and other current assets	13,952
Deferred tax asset	8,000
Total current assets	68,650
Property and equipment, net	62,668
Deferred tax asset, noncurrent	13,349
Other assets	867
Total assets	$145,534

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$9,461
Accrued expenses	16,213
Customer deposits	14,945
Deferred revenue	90,529
Current portion of capital lease obligations	5,947
Total current liabilities	137,095
Capital lease obligations, net of current portion	1,546
Total liabilities	138,641

Commitments

Stockholders’ equity:
Common stock, no par value; 25,000 shares authorized; 2,671 shares issued and outstanding	116,766
Accumulated deficit	(109,873)
Total stockholders’ equity	6,893
Total liabilities and stockholders’ equity	$145,534

The accompanying notes are an integral part of these financial statements.

International Certification Services, Inc.
Statement of Operations
For the Year ended December 31, 2011

Revenues	$1,163,565
Costs of revenues	594,096
Gross profit	569,469
Selling, general and administrative expenses	550,874
Income from operations	18,595
Other income (expense):
Interest expense	(1,224)
Other income, net	3,752
Income before income taxes	21,123
Income tax expense	8,376
Net income	$12,747

The accompanying notes are an integral part of these financial statements.

International Certification Services, Inc.
Statement of Cash Flows
For the Year ended December 31, 2011

Operating activities:
Net income	$12,747
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	18,436
Stock-based compensation	8,362
Bad debt expense	14,596
Deferred tax expense	8,376
Changes in operating assets and liabilities:
Accounts receivable	(6,579)
Prepaid expenses and other current assets	(3,004)
Accounts payable	(12,782)
Accrued expenses and other current liabilities	991
Customer deposits	(1,869)
Deferred revenue	1,815
Net cash provided by operating activites	41,089

Investing activities:
Purchases of property and equipment	(6,321)
Net cash used in investing activities	(6,321)

Financing activities:
Repayments under capital lease obligation	(5,588)
Repayments under line of credit	(32,000)
Proceeds from stock option exercise	3,500
Net cash used in financing activities	(34,088)
Net increase in cash	680
Cash at beginning of year	12,826
Cash at end of year	$13,506

Supplemental Cash Flow Information:
Cash paid during the year:
Interest	$565
Income taxes	$-

The accompanying notes are an integral part of these financial statements.

International Certification Services, Inc.
Statement of Stockholders’ Equity
For the Year ended December 31, 2011

	Common Stock		Accumulated
	Outstanding	Amount	Deficit	Total
Balance at January 1, 2011	2,250	$104,904	$(122,620)	$(17,716)

Issuance of common shares under the Incentive Compensation Plan	246	5,788	-	5,788
Stock options granted for services	-	2,574	-	2,574
Issuance of common shares upon exercise of options	175	3,500		3,500
Net income	-	-	12,747	12,747
Balance at December 31, 2011	2,671	$116,766	$(109,873)	$6,893

The accompanying notes are an integral part of these financial statements.

International Certification Services, Inc.
Notes to Financial Statements

Note 1 - The Company and Basis of Presentation

Business Overview

International Certification Services, Inc. (“ICS,” the “Company,” “our,” “we,” or “us,”) is a North Dakota corporation based in Medina, North Dakota. Established in 1979 as Farm Verified Organic (FVO), we provide organic and sustainable certification services to agricultural operations and the food industry. Our customer base includes food retailers as well as producers and processors of fruits, vegetables, dairy, livestock and honey. Our flagship certification program is Farm Verified Organic® – an ISO 65 and IFOAM accredited program that meets the requirements of the USDA National Organic Program, that is designed for organic producers selling to U.S. and international markets. We also offer USDA National Organic Program, Canadian Organic Regime (COR) and Food Alliance sustainability certification as well as facilitation and compliance under European Union, Japan and Bio Suisse standards.

ICS certifies many different areas: Field Crops, Orchards, Vineyards, Gardens, Greenhouses, Livestock, Dairy, Apiculture (Honey), On-farm processing, Warehouses, Contract Services, Handlers, Processor Manufacturers, and Retailers.

On February 29, 2012, we closed on the sale of 60% of our issued and outstanding common stock to a Colorado-based, publicly-traded company, Integrated Management Information, Inc. (“IMI”) (Note 9).

Basis of Presentation

Our financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires us to make estimates and assumptions that affect reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues, costs and expenses during the reporting period. Actual results could differ from the estimates.

Liquidity

Given the continuing economic pressures on our business and the agricultural industry, we continually face significant challenges in our day-to-day operations. Historically, our business has been funded through a combination of the availability under our line of credit, private placement offerings, or at times, downsizing operations. Considering our cash on hand at December 31, 2011, our ability to borrow, and our 2012 internal estimates and projections (which consider the February 2012 acquisition of 60% of our common stock), we believe we will have sufficient cash to continue operating through 2012. We expect that we may need to raise additional capital in the future to accomplish our business objectives. We continually evaluate all funding options including additional offerings of our securities to private investors and other credit facilities as they become available.

Note 2 - Summary of Significant Accounting Policies

Fair Value Measurements

The carrying value of cash, accounts receivable and accounts payable approximate fair value due to their short maturities.

International Certification Services, Inc.
Notes to Financial Statements
Allowance for Doubtful Accounts

The majority of our receivables are due from trade customers. Credit is extended based on our evaluation of the customer’s financial condition and generally, collateral is not required. Accounts receivable are due approximately 30 days from the invoice date and are stated at amounts due from customers, net of an allowance for doubtful accounts. Accounts receivable that are outstanding longer than the contractual payment terms are considered past due. We determine our allowance by considering a number of factors, including the length of time trade accounts receivable are past due, our previous loss and payment history, the customer’s current ability to pay its obligations to us and the condition of the general economy and the industry as a whole. We write off accounts receivable when they become uncollectible, and payments subsequently received on such receivables are credited to the allowance for doubtful accounts. The allowance for doubtful accounts was approximately $18,500 at December 31, 2011.

Four customers accounted for 12%, 20%, 26% and 16% of our outstanding accounts receivable balance at December 31, 2011.

Property and Equipment

Property and equipment are recorded at cost and are depreciated using the straight-line method over the estimated useful lives of the respective assets. Land is not depreciated. Buildings are depreciated over 20 years. All other property and equipment have depreciable lives which range from one to seven years.

Impairment of Long-Lived Assets

We review all of our long-lived assets for impairment at least annually or whenever impairment indicators are determined to be present. If an impairment exists, the amount of impairment is measured as the excess of the carrying amount of the asset over its fair value as determined utilizing the estimated discounted future cash flows, or some other fair value measure, or the expected proceeds, net of costs to sell, upon sale of the asset. We do not believe any impairment to long-lived assets exists at December 31, 2011.

Revenue Recognition

Revenues primarily consist of fees charged for verification audits and other verification services that we perform for customers. Revenue from verification audits is recognized upon completion of the audits. Revenue from other verification services is recognized ratably over the service period, which typically is twelve months.

Deferred revenue represents payments received in advance from our customers for annual customer support services not yet performed as of December 31, 2011, and revenue is recognized as services are performed.

Customer deposits represent down-payments made in advance of a verification audit to be performed for a customer, and deposits are applied to the customer’s accounts when invoiced.

In 2011, no single customer accounted for more than 10% of our total revenue.

International Certification Services, Inc.
Notes to Financial Statements

Cost of Goods Sold

Cost of goods sold includes the salaries and related fringe benefits directly associated with our verification services.

Advertising Expenses

Advertising costs are expensed as incurred. The total advertising expenses included in the Statement of Operations for the year ended December 31, 2011 was approximately $5,000.

Income Taxes

We compute income taxes using the asset and liability method. Under this method, deferred income taxes are recognized for differences between the basis of assets and liabilities for financial statement and income statement purposes, using the enacted statutory rate in effect for the year these differences are expected to be taxable or refunded. Deferred income tax expense or benefit is based on the changes in the asset or liability, respectively, from period to period. A deferred tax asset or liability is recognized whenever there are future tax effects from existing temporary differences and operating loss and tax credit carry forwards. If we determine that a deferred tax asset could be realized in a greater or lesser amount than recorded, the asset’s recorded amount is adjusted and the income statement is either credited or charged, respectively, in the period during which the determination is made.

We reduce our deferred tax assets by a valuation allowance if we determine that it is more likely than not that some portion or all of these tax assets will not be realized. In making this determination, we consider various qualitative and quantitative factors, such as:

•	The level of historical taxable income and projections for future taxable income over periods in which the deferred tax assets would be deductible, and
•	Accumulation of income (loss) before taxes utilizing a look-back period of three years.
•	Events within the industry,
•	The cyclical nature of our business,
•	The health of the economy,
•	Our future forecasts of taxable income and
•	Historical trending.

We recognize the tax benefit from an uncertain tax position when we determine that it is more-likely-than-not that the position would be sustained upon examination by taxing authorities. The amount recognized is measured as the largest amount of benefit that has a greater than 50% likelihood of being realized upon ultimate settlement. If we derecognize an uncertain tax position, our policy is to record any applicable interest and penalties within the provision for income tax.

We file income tax returns in the US federal jurisdiction and North Dakota state jurisdiction. We are no longer subject to US federal tax examinations for years before December 31, 2008, and the state tax returns that remain subject to examination range from December 31, 2008 to December 31, 2011. We believe that there will not be any material changes in unrecognized tax positions over the next year.

International Certification Services, Inc.
Notes to Financial Statements

Stock-Based Compensation

The fair value of stock options is estimated using the Black-Scholes option-pricing model, which incorporates ranges of assumptions for inputs. Our assumptions are as follows:

•	Dividend yield is based on our historical and anticipated policy of not paying cash dividends.
•	Expected volatility assumptions were based upon actual volatilities of a peer group whose stock is publicly-traded.
•	The risk-free interest rate is based on the U.S. Treasury yield curve in effect at the date of grant with maturity dates approximately equal to the expected life at the grant date.
•
The expected term of options represents the period of time that options granted are expected to be outstanding giving consideration to vesting schedules, based on historical exercise patterns, which we believe are representative of future behavior.

For the year ended December 31, 2011, under the Black-Scholes pricing model, we recorded $2,574 in stock-based compensation cost related to stock options granted during 2011.

Recently Issued Accounting Standards

In January 2010, the Financial Accounting Standards Board (“FASB”) issued guidance to amend fair value disclosure requirements. The updated guidance requires separate disclosures of transfers into and out of Levels 1 and 2, more detailed reconciliations of Level 3 recurring fair value measurements on a gross basis, fair value information by class of assets and liabilities, and descriptions of valuation techniques and inputs for Level 2 and Level 3 measurements. We have adopted the disclosure requirements of the new guidance. The adoption of this new guidance did not have a material impact on our financial position, results of operations or cash flows. In May 2011, the FASB issued guidance further amending the fair value measurement and disclosure requirements. The guidance requires the disclosure of quantitative information about unobservable inputs, a description of the valuation processes used, and a qualitative discussion around the sensitivity of the measurements. This guidance was effective for our Company on January 1, 2012. The adoption of this new guidance did not have a material impact on our financial position, results of operations or cash flows.

In June 2011, the FASB issued guidance that revises the manner in which entities present comprehensive income in their financial statements. The guidance requires entities to report the components of comprehensive income in either a single, continuous statement or two separate but consecutive statements. The Company adopted this guidance on January 1, 2012 with no impact on our financial position, results of operations or cash flows.

In September 2011, the FASB issued guidance that simplifies how entities test goodwill for impairment and permits an entity to first assess qualitative factors to determine whether it is more likely than not that the fair value of a reporting unit is less than its carrying amount as a basis for determining whether it is necessary to perform the two-step goodwill impairment test. This guidance was effective for our Company on January 1, 2012. The adoption of this guidance did not have a material impact on our financial position, results of operations or cash flows.

International Certification Services, Inc.
Notes to Financial Statements

Note 3 - Property and Equipment

The major categories of property and equipment as of December 31, 2011, are as follows:

Land	$2,436
Building and leasehold improvements	47,797
Furniture and office equipment	65,066
Software	187,054
302,353
Less accumulated depreciation	(239,685)
Property and equipment, net	$62,668

Depreciation expense for the year ended December 31, 2011 was $18,436.

Note 4 – Other Assets

Our other assets consist of a prepaid 5-year accreditation granted by the USDA under its National Organic Program (NOP). The accreditation was issued on April 27, 2007 and expired on April 29, 2012. It grants us the right to act as a certifying agent for the scope of crops, livestock, wild crops and handling. Expense for the year ended December 31, 2011 was $2,603 and has been included in general and administrative expenses.

In October 2011, we applied for renewal of our accreditation. Due to backlogs at the USDA, we have not received a notice of the cost to renew. We have been authorized to continue certifying under the scope of the NOP. We estimate that renewal of this five-year accreditation will cost approximately $14,000, which will be expensed ratably over the term of the accreditation.

Note 5 – Revolving Line of Credit

On April 14, 2011, we renewed our revolving line of credit (LOC) agreement with a creditor. The LOC, which matures on April 4, 2014, provides for $70,050 in working capital. The interest rate is at the bank index rate less 0.5% and is adjusted daily. Interest is calculated using a 360-day year. Principal and interest are payable upon demand, but if demand is not made, then annual payments of accrued interest only is due, with the principal balance due on maturity. As of December 31, 2011, the current effective rate is 5.75%. The LOC is collateralized by all the business assets of the Company.

Prior to 2011, we had $32,000 borrowed on our LOC. During 2011, we paid $32,000 towards the balance. At December 31, 2011, we had no amounts outstanding under our LOC.

International Certification Services, Inc.
Notes to Financial Statements

Note 6 - Income Taxes

During 2011, we incurred no current income tax expense, as we utilized our net operating loss carry forwards to offset approximately $88,000 of taxable income. The reconciliation of income taxes calculated at the statutory rates to our effective tax rate is as follows:

December 31,
2011
Expected income tax expense	$3,168
State tax expense	1,235
Permanent differences	15,666
Net operating losses (NOL) utilized	(17,460)
Rate differential on NOL utilized	5,767
Total provision for income taxes (deferred)	$8,376

The income tax effects of temporary differences that give rise to significant portions of deferred tax assets is as follows:

December 31,
2011
Deferred tax assets, current:
General business tax credit	$8,000
Total deferred tax assets, current	8,000

Deferred tax assets, noncurrent:
General business tax credit	13,349
Total deferred tax assets, noncurrent	13,349
Total deferred tax assets	$21,349

Note 7 - Commitments

Operating Leases

We own approximately ¾ acre on which our corporate office is located in Medina, North Dakota. Currently, our corporate office is leased for a period of 10 years with an initial expiration date of March 1, 2013. Two additional options to renew for 5-year terms exist and are deemed to automatically renew unless written notice is provided 60 days before the end of the term. Under the lease agreement, we pay a minimum monthly rental rate of approximately $150 plus all utilities, taxes and other expenses based on actual expenses to maintain the building. Total rent expense, including rental related expenses, for 2011 was $7,004.

International Certification Services, Inc.
Notes to Financial Statements

As of December 31, 2011, future minimum lease payments for our corporate office are as follows:

Years Ending December 31,	Amount
2012	$1,818
2013	1,818
2014	1,818
2015	1,818
Thereafter	3,939
Total lease commitments	$11,211

Sub-lease Agreement

Beginning October 1, 2011, we sub-leased approximately 300 square feet of space located within our corporate office to a third party on a month-to-month basis. Monthly rent of $302 includes utilities and other common area maintenance. The sub-lease agreement provides for 30 days’ notice to terminate the agreement.

Capital Leases

We lease certain office equipment under a capital lease with a base rent of $521 per month. The lease expires in April 2013. Included in property and equipment is $17,049 in asset cost and $9,945 in accumulated depreciation at December 31, 2011. Depreciation of assets under capital leases is included in depreciation expense.

Future principal payments under capital leases of $5,947 and $1,546 are payable for each of the years ending December 31, 2012 and 2013, respectively, net of interest of $300 and $16, respectively. Imputed interest of 6.25% was used in determining the minimum lease payments.

Note 8 – 2001 Incentive Compensation Plan

In 2001, the Board of Directors established the Incentive Compensation Plan (Stock Plan). The purpose of the Stock Plan was to recognize employee contributions to the success of the Company, to facilitate spreading ownership to employees and to provide motivation and retention within the employee population.

All employees and directors who have been with the Company for at least one year are eligible. At any time based upon the Board of Director’s (the Board) discretion, the Board determines the amount of stock to award to eligible employees, if any. Stock is restricted from sale or transfer for one year from the date of grant. In the event that employment is terminated during the restricted period, the stock is forfeited.

During 2011, we awarded 246 shares of fully-vested common stock at $23.53 per share (the calculated fair value per share at the date of grant) with an aggregate estimated value of $6,353 (recorded on the date of grant in our general and administrative expenses) to various employees and to members of our Board of Directors. The fair value per share was based on the estimated book value per share (which was estimated to approximate fair value) as of the most recent calendar year-end.

International Certification Services, Inc.
Notes to Financial Statements

The Board also may offer options to purchase shares of Company common stock with terms and conditions based upon the Board’s discretion. Typically options are issued at eighty-five percent (85%) of book value per share and have an offer/exercise period of less than one year. During 2011, options to purchase 203 common shares were granted at an estimated fair value of $2,574, and have been recorded in selling, general and administrative expense on the Statement of Operations. As of December 31, 2011, no options to purchase the Company’s common stock were outstanding.

Stock option activity during 2011 is summarized as follows:

		Weighted Avg.
	Number of	Exercise Price
	Options	per Share
Outstanding, January 1, 2011	-	$-
Granted	203	$20.00
Exercised	(175)	$20.00
Expired	(28)	$20.00
Outstanding, December 31, 2011	-	$-
Exercisable, December 31, 2011	-	$-

Note 9 - Subsequent Events

Acquisition of 60% of outstanding shares of ICS

On February 29, 2012, we entered into a Purchase and Exchange Agreement (the “Purchase Agreement”), dated February 29, 2012 but effective as of the close of business on December 31, 2011 by and among IMI and us, and each of our shareholders, as individually named in the Agreement (collectively the “Sellers”).

Pursuant to the Purchase Agreement, on February 29, 2012 (the “Closing”), IMI acquired 60% of the issued and outstanding stock of ICS in exchange for aggregate consideration of approximately $427,800, which includes $350,000 in cash and 172,840 shares (the “Shares”) of common stock of IMI valued at $0.45 per share. The Purchase Agreement provides for 50% of the Shares to be held in escrow for a period of eighteen months to support any indemnification claims by IMI for breach of ICS representations, warranties and covenants under the Purchase Agreement. The Purchase Agreement also includes non-dilution provisions, and IMI has right of first refusal on the remaining 40% of our outstanding stock.